Exhibit 10.9*
-------------
                                                          EXECUTION VERSION


                               AMENDMENT NO. 4
                 TO REVOLVING CREDIT AND SECURITY AGREEMENT
                 ------------------------------------------

     THIS AMENDMENT NO. 4 TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of March 6, 2003, between MasTec, Inc., a Florida corporation ("MasTec"), certain of the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders") and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                                Recitals:

     The Borrowers, the Lenders and the Administrative Agent are parties to a Revolving Credit and Security Agreement dated as of January 22, 2002, as amended by an Assumption and Amendment Agreement dated as of February 7, 2002, an Amendment No. 2 dated as of October 25, 2002 and an Amendment No.
3 and Consent dated as of November 1, 2002 (as amended and in effect, the "Loan Agreement"), pursuant to which the Lenders have made certain revolving credit loans and letter of credit accommodations to the Borrowers.

     The Borrowers have requested that the Lenders amend, among other things, certain financial covenants set forth in the Loan Agreement and confirm certain understandings with respect to the ATEL Lease Transaction (as hereinafter defined). To induce the Lenders to do so, the Borrowers have agreed to execute and deliver and to perform its obligations under this Amendment.

     Upon the terms and subject to the conditions hereinafter set forth, the Lenders have agreed so to amend the Loan Agreement and to provide such confirmation.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement. Subject to the provisions of Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

     (a) By adding the following new definitions to Section 1.1 of the Loan Agreement in proper alphabetical order:

          "Amendment No. 4 Effective Date" means the date on which Amendment No. 4 to this Agreement dated as of March 6, 2003, between the Borrowers, the Lenders and the Administrative Agent shall have become effective in accordance with its terms.

          "Non-Cash Non-Recurring Charge Amounts" means amounts, not to exceed $46,410,000 in the aggregate, deducted from Net Income for the purpose of calculating EBITDA solely in respect of non-cash, non-recurring charges taken by the Borrowers in the fourth Fiscal Quarter of 2002.

          "Non-Recurring Charge Amounts" means amounts, not to exceed $78,919,000 in the aggregate, deducted from Net Income for the purpose of calculating EBITDA in respect of cash and non-cash, non-recurring charges taken by the Borrowers in the fourth Fiscal Quarter of 2002, net of the after-tax effect of such non-recurring charges.

          "Oracle Capex" has the meaning specified in the definition "Fixed Charge Coverage Ratio."

     (b) By amending the definition of "EBITDA Adjustment Amounts" that is contained in Section 1.1 of the Loan Agreement to read as follows:

          "EBITDA Adjustment Amounts" means, during any specified accounting period, amounts deducted from Net Income for the purpose of calculating EBITDA for such period in respect of the effect on MasTec's
     NAOperations' Net Income of compliance with SFAS 142.

     (c) By amending the definition of "Fixed Charge Coverage Ratio" that is contained in Section 1.1 of the Loan Agreement to read as follows:

          "Fixed Charge Coverage Ratio" means, for any specified accounting period, the ratio of EBITDA of MasTec's NAOperations for such period, adjusted, as appropriate, to add back any EBITDA Adjustment Amounts and Non-Cash Non-Recurring Charge Amounts deducted in computing such EBITDA, less the sum of cash income taxes paid and Restricted Payments (other than to the extent permitted by this Agreement), Restricted Distributions (other than to the extent permitted by this Agreement), and Capital Expenditures (other than Financed Capex) made, on a consolidated basis by MasTec's NAOperations during such period, to the sum of their consolidated interest expense for such period and current maturities of long-term Debt as of the date of determination, provided that for any specified accounting period of less than 12 consecutive months, current maturities of long-term Debt as of the date of determination shall be multiplied by a fraction, the numerator of which is the number of months included in such specified accounting period and the denominator of which is 12 and, provided, further, that (x) Capital Expenditures made by the Borrowers during the period of 12 consecutive calendar months ending on December 31, 2002 in connection with the implementation of the Borrowers' Oracle management information systems (the "Oracle Capex") shall be excluded from the calculation of Capital Expenditures for such period in determining the Fixed Charge Coverage Ratio, to the extent that the aggregate amount of Oracle Capex so excluded during such period does not exceed $5,000,000, and (y) if, and only if, on or after the Amendment No. 4 Effective Date and on or before March 31, 2003, MasTec receives and remits promptly to the Administrative Agent for application to the Revolving Credit Loans then outstanding hereunder the cash proceeds of an income tax refund in an amount not less than $20,000,000, then Oracle Capex made by the Borrowers during any specified accounting period ending after December 31, 2002 and prior to December 31, 2003 shall be excluded from the calculation of Capital Expenditures for such period in determining the Fixed Charge Coverage Ratio, to the extent that the aggregate amount of Oracle Capex so excluded during all periods ending after December 31, 2002 and prior to December 31, 2003 does not exceed the lesser of (i) the actual amount of Oracle Capex made by the Borrowers during such periods and (ii) $3,500,000. For the avoidance of doubt, there will be no Oracle Capex exclusions for periods ending on or after December 31, 2003.

     (d) By amending the definition of "Tangible Net Worth" that is contained in Section 1.1 of the Loan Agreement to read as follows:

          "Tangible Net Worth" of any Person means such Person's Net Worth, less goodwill and the value of any other intangible assets included in such determination, less, for the purpose of determining MasTec's NAOperations' Net Worth at any time prior to January 1, 2003, 100% of all deferred tax assets created as a result of MasTec's NAOperations' compliance with SFAS 142.

     (e) By amending the definition of "Applicable Margin" that is contained in Section 1.1 of the Loan Agreement to add a proviso immediately prior to the period at the end thereof that reads as follows:

     and, provided, further, that each of the percentages set forth in Annex B shall be subject to a one-time reduction of 25 basis points (0.25%) on the first day of the Fiscal Quarter that begins at least 10 days after delivery by the Borrowers of the financial statements for any Fiscal Quarter ending on or after January 31, 2004 and the related officer's certificate in accordance with the respective provisions of
     Section 10.1(b) and 10.3 which reflect (x) a Fixed Charge Coverage Ratio (calculated without giving effect to any exclusions for Oracle Capex) for the period of 12 consecutive calendar months ending on the last day of such Fiscal Quarter in excess of 2.00 to 1 and (y) that no Default or Event of Default exists.

     (f) By amending clause (f) of the definition of "Net Income" that is contained in Section 1.1 of the Loan Agreement to read as follows:

          (f) any write-up or, if less than $10,000,000, any write-down of any asset, provided that for the purpose of calculating the Fixed Charge Coverage Ratio for any specified accounting period ending after December 31, 2002, any write-down of any asset without limitation shall be included in the determination of Net Income, and;

     (g) By deleting the phrase "in Fiscal Year 2002" appearing in Section 10.1(b) of the Loan Agreement and by substituting therefor the phrase "ending on or prior to March 31, 2004";

     (h) By amending Section 11.1(a) in its entirety to read as follows:

          (a) Tangible Net Worth. Permit consolidated Tangible Net Worth of MasTec's NAOperations (i) at any time on or after March 31, 2002 and on or prior to December 31, 2002, to be less than the sum of (A) $180,000,000, plus (B) an amount equal to 50% of consolidated Net
     Income (but without deduction for any Net Loss) of MasTec's NAOperations for the period from January 1, 2002 through the date of determination, treated as a single accounting period, provided, that the Non-Recurring Charge Amounts may be added back to Net Income for the purpose of calculating the consolidated Tangible Net Worth of MasTec's NAOperations for the period from September 30, 2002 through December 31, 2002, and
     (ii) at any time after December 31, 2002, to be less than the sum of
     (A) the greater of the consolidated Tangible Net Worth of MasTec's NAOperations as at December 31, 2002, as reflected in the audited financial statements delivered to the Administrative Agent and the Lenders in accordance with the provisions of Section 10.1(a), and $167,000,000, minus (B) $10,000,000, plus (C) an amount equal to 50%
     of consolidated Net Income (but without deduction for any Net Loss) of MasTec's NAOperations for the period from January 1, 2003 through the date of determination, treated as a single accounting period.

     (i)  By amending Section 11.1(b) in its entirety to read as follows:

          (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for (i) the period of 12 consecutive months ending on December 31, 2002, to be less than 2.00 to 1, (ii) the successive periods of three, four and five consecutive calendar months beginning January 1, 2003, to be less than 1.10 to 1, (iii) the successive periods of six, seven and eight consecutive calendar months beginning January 1, 2003, to be less than 1.25 to 1, (iv) the successive periods of nine, ten and eleven consecutive calendar months beginning January 1, 2003, to be less than 1.50 to 1, (v) the period of 12 consecutive calendar months ending on December 31, 2003, to be less than 1.75 to 1, and (vi) each period of 12 consecutive calendar months ending on or after January 31, 2004, to be less than 2.00 to 1.

     (j) By deleting Annex B to the Loan Agreement in its entirety and by substituting therefor a new Annex B in the form of Exhibit A attached to this Amendment.

     3. ATEL Lease Transaction. In January 2003, MasTec North America, Inc. and ATEL Leasing Corporation ("ATEL") consummated a leasing transaction (the "ATEL Lease Transaction") whereby MasTec North America, Inc. leased from ATEL approximately $4,900,000 of Equipment as more particularly described on
Schedule I to this Amendment (the "ATEL Equipment"). In connection with the ATEL Leasing Transaction, as an accommodation to the Borrowers, the Administrative Agent, on behalf of the Lenders, executed and delivered to ATEL appropriate release documents to evidence of record that the Administrative Agent does not have any Lien on or other interest in the ATEL Equipment. At the Borrowers' request, the Administrative Agent and the Lenders hereby ratify and reaffirm their consent to the ATEL Lease Transaction. The Administrative Agent and the Lenders also acknowledge and agree with the Borrowers that the dollar basket that is contained in Section
8.7 of the Loan Agreement with respect to the aggregate amount of the Collateral that may be disposed of by the Borrowers during Fiscal Year
2003 shall not be reduced by the value of the ATEL Equipment. The Borrowers, the Administrative Agent and the Lenders further agree, for purposes of determining the aggregate amount of Collateral that may be released by the Administrative Agent during Fiscal Year 2003 under Section 15.9(b) of the Loan Agreement, that the dollar basket that is contained therein shall not be reduced by the value of the ATEL Equipment.

     4. Conditions to Effectiveness. The provisions of Sections 2(a), (b),
(c), (d), (f), (g) and (h) of this Amendment shall become effective as of December 31, 2002 and the provisions of Sections 2(e), (i) and (j) and
Section 3 of this Amendment shall become effective as of the date hereof on the date (the "Amendment No. 4 Effective Date") on which the Administrative Agent shall have received (a) an amendment fee in the amount of $312,500 for the Ratable account of the Lenders, which fee is earned on such date and is not subject to refund or rebate of any kind whatsoever, and (b) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each
Lender:

          (i) this Amendment duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent;

          (ii) a certificate of the secretary or assistant secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower (or containing the certification of such secretary or assistant secretary that no amendment or modification of such articles or certificate of incorporation or bylaws has become effective since the last date on which such documents were last delivered to the Lenders), all corporate or company action, including shareholders' or members' approval, if necessary, has been taken by such Borrower and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and to the further effect that the incumbency certificate most recently delivered to the Lenders remains in effect, unchanged;

          (iii) a certificate of the president or chief financial officer of MasTec stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, after giving effect to the Amendment,

               (A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct on and as of the Amendment No. 4 Effective Date, and

               (B) no Default or Event of Default exists;

          and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

          (iv) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

     5. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

          (a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

          (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

               (i) require any Governmental Approval that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

               (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders' or members' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

               (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

     6. Effect of Amendment. From and after the Amendment No. 4 Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and at any time of determination be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     7. Breach of Amendment. Any breach by the Borrowers of any representation, warranty or covenant contained herein shall constitute an Event of Default.

     8. Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

     9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles thereof.

     10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. Further Assurances. The Borrowers agree to take such further actions as any Lender through the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     12. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     13. Waiver of Jury Trial. To the fullest extent permitted by applicable law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     14. Release of Claims. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges the Administrative Agent and the Lenders, and all officers, directors, agents, employees, successors and assigns of the Administrative Agent and the Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to the Administrative Agent and the Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against the Administrative Agent or any Lender.

     15. Expenses of Administrative Agent. Borrowers agree to pay, on demand, all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.


              [Signatures begin on following page]


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.


                               FLEET CAPITAL CORPORATION,
                               as Administrative Agent and as a Lender
                               By:  /s/ Dennis S. Losin
                               Name: Dennis S. Losin
                               Title: Sr. V. P.



                               WACHOVIA BANK, NATIONAL
                               ASSOCIATION, as a Lender
                               By:  /s/ Dan Denton
                               Name:  Dan Denton
                               Title: Vice President



                               LASALLE BUSINESS CREDIT, INC.,
                               as a Lender
                               By:  /s/ Douglas Colletti
                               Name:  Douglas Colletti
                               Title: First Vice President



                               JPMORGAN CHASE BANK, as a Lender
                               By:  /s/ Robert Morrow
                               Name:  Robert Morrow
                               Title: Vice President



                               PNC BANK, NATIONAL ASSOCIATION,
                               as a Lender
                               By:  /s/ Alex M. Council IV
                               Name:  Alex M. Council IV
                               Title: Vice President

                               BORROWERS:


ATTEST:                            MASTEC, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            CHURCH & TOWER, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            CHURCH & TOWER ENVIRONMENTAL, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            CRUZ-CELL, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            DRESSER/AREIA CONSTRUCTION, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            FLAIRE INCORPORATED
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            GMR TELCOM, L.L.C.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC INTEGRATION SYSTEMS, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC NETWORK SERVICES, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC NORTH AMERICA, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC TELCOM & ELECTRICAL
                                   SERVICES, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            PHASECOM AMERICA, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            PROTEL IND., INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            RENEGADE OF IDAHO, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            S.S.S. CONSTRUCTION, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            UPPER VALLEY UTILITIES CORP.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            WILDE HOLDING CO., INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            WILDE ACQUISITION CO., INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            NORTHLAND CONTRACTING, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            WILDE OPTICAL SERVICE, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC FC, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC REAL ESTATE HOLDINGS, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC OF TEXAS, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO


ATTEST:                            MASTEC TC, INC.
By:  /s/ Cristina Canales          By: /s/ Donald Weinstein
  Secretary                           Name: Donald Weinstein
[CORPORATE SEAL]                      Title: EVP & CFO



Exhibit A to
Amendment No. 4
---------------


                               ANNEX B
                            PRICING MATRIX
                            --------------

Level     Leverage Ratio            LIBOR Loans     Base Rate Loans
-----     -----------------------   -----------     ---------------
  I       Less than or equal to
          1.50 to 1                    2.25%             0.75%

 II       Greater than 1.50 to 1
          but less than or equal
          to 2.00 to 1                 2.50%             1.00%

III       Greater than 2.00 to 1
          but less than or equal
          to 2.50 to 1                 2.75%             1.25%

 IV       Greater than 2.50 to 1
          but less than or equal
          to 3.00 to 1                 3.00%             1.50%

  V       Greater than 3.00 to 1       3.25%             1.75%




Schedule I to
Amendment No. 4
---------------



                         ATEL EQUIPMENT
                         --------------


                     PLEASE SEE ATTACHMENTS